                                                                    Exhibit 10.1






                                    SCHEDULES

                                  SCHEDULE 1.18

                              DEVICE SPECIFICATIONS

                             [INFORMATION REDACTED]

                                  SCHEDULE 1.35

                             STABILITY REQUIREMENTS

                             [INFORMATION REDACTED]

                                  SCHEDULE 1.43

                        DEFINITION OF MANUFACTURING COST

                             [INFORMATION REDACTED]

                                  SCHEDULE 1.55

                             PRODUCT SPECIFICATIONS

                             [INFORMATION REDACTED]

                                  SCHEDULE 1.61

                       SECONDARY PACKAGING SPECIFICATIONS

                             [INFORMATION REDACTED]

                                  SCHEDULE 2.3

                                LAUNCH SCHEDULES

                             [INFORMATION REDACTED]

                                  SCHEDULE 2.6

                      REGULATORY ROLES AND RESPONSIBILITIES

                             [INFORMATION REDACTED]

                                  SCHEDULE 3.1

                                      [**]

                             [INFORMATION REDACTED]

                                 SCHEDULE 4.6.1

                   CLOSURE MEDICAL'S DESIGN CONTROL PROCEDURE

                             [INFORMATION REDACTED]

                                  ATTACHMENT 1:

                     DESIGN CONTROL PROCEDURE SUMMARY CHART

                             [INFORMATION REDACTED]

                                  ATTACHMENT 2:

                       NEW PRODUCT DEVELOPMENT (NPD) MODEL

                             [INFORMATION REDACTED]

                                  ATTACHMENT 3:

                             QUADRANT ANALYSIS CHART

                             [INFORMATION REDACTED]

                                  ATTACHMENT 4:

                                      [**]

                             [INFORMATION REDACTED]

                                  ATTACHMENT 5:

                           DESIGN VERIFICATION MATRIX

                             [INFORMATION REDACTED]

                                  ATTACHMENT 6:

                            DESIGN VALIDATION MATRIX

                             [INFORMATION REDACTED]

                                  ATTACHMENT 7:

                           DESIGN AND DEVELOPMENT PLAN

                             [INFORMATION REDACTED]

                                  ATTACHMENT 8:

                              TEMPLATE GANTT CHARTS

                             [INFORMATION REDACTED]

                                  SCHEDULE 4.7

                       FORM OF CERTIFICATE OF CONFORMANCE

                             [INFORMATION REDACTED]

                                 SCHEDULE 4.9.5

                      POLICY ON EMPLOYMENT OF YOUNG PERSONS

                             [INFORMATION REDACTED]

                                 SCHEDULE 4.9.6

                              STERILIZATION POLICY

                             [INFORMATION REDACTED]

                                 SCHEDULE 5.3.1

                                      [**]

                             [INFORMATION REDACTED]

                                  SCHEDULE 10.4

                              FORM OF PRESS RELEASE

                             [INFORMATION REDACTED]

                                  SCHEDULE 12.5

                             INSURANCE REQUIREMENTS

                             [INFORMATION REDACTED]